SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 25, 2005


                            FBR SECURITIZATION, INC.
             (Exact name of registrant as specified in its charter)


           Delaware               333-122578-02                 20-2028732
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

               1001 Nineteenth Street North, Arlington, VA 22209
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (703) 312-9500

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of First NLC Trust 2005-1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005 among FBR Securitization, Inc., as Depositor, Litton Loan Servicing LP, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On July 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST NLC TRUST 2005-2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as as Trustee under the Agreement referred to herein


                  By:   /s/  Thomas Venusti
                        --------------------------------------------
                Name:   Thomas Venusti
               Title:   Assistant Vice President

                Date:   July 28, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on July 25, 2005


                             First NLC Trust 2005-2
                        Statement To Certificateholders
                                 July 25, 2005


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
AV1     187,750,000.00   187,750,000.00    545,809.74      465,861.88     1,011,671.62       0.00       0.00      187,204,190.26
AV2     239,730,000.00   239,730,000.00          0.00      627,735.54       627,735.54       0.00       0.00      239,730,000.00
AV3      15,320,000.00    15,320,000.00          0.00       41,222.03        41,222.03       0.00       0.00       15,320,000.00
M1       24,300,000.00    24,300,000.00          0.00       66,788.81        66,788.81       0.00       0.00       24,300,000.00
M2       23,100,000.00    23,100,000.00          0.00       64,157.93        64,157.93       0.00       0.00       23,100,000.00
M3       14,100,000.00    14,100,000.00          0.00       39,365.00        39,365.00       0.00       0.00       14,100,000.00
M4       12,000,000.00    12,000,000.00          0.00       34,542.13        34,542.13       0.00       0.00       12,000,000.00
M5       10,800,000.00    10,800,000.00          0.00       31,243.91        31,243.91       0.00       0.00       10,800,000.00
M6       10,500,000.00    10,500,000.00          0.00       30,906.86        30,906.86       0.00       0.00       10,500,000.00
M7        9,000,000.00     9,000,000.00          0.00       29,741.60        29,741.60       0.00       0.00        9,000,000.00
M8        8,400,000.00     8,400,000.00          0.00       28,365.49        28,365.49       0.00       0.00        8,400,000.00
M9        8,100,000.00     8,100,000.00          0.00       29,984.94        29,984.94       0.00       0.00        8,100,000.00
M10      15,000,000.00    15,000,000.00          0.00       65,819.33        65,819.33       0.00       0.00       15,000,000.00
M11       8,100,000.00     8,100,000.00          0.00       35,542.44        35,542.44       0.00       0.00        8,100,000.00
P               100.00           100.00          0.00        8,605.17         8,605.17       0.00       0.00              100.00
R                 0.00             0.00          0.00            0.00             0.00       0.00       0.00                0.00
RX                0.00             0.00          0.00            0.00             0.00       0.00       0.00                0.00
TOTALS  586,200,100.00   586,200,100.00    545,809.74    1,599,883.06     2,145,692.80       0.00       0.00      585,654,290.26

C        13,799,927.00    13,799,927.00          0.00      241,357.73       241,357.73       0.00       0.00       13,800,027.00
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AV1     32113JAS4     1,000.00000000     2.90710913        2.48128831        5.38839744    997.09289087      AV1       3.435630 %
AV2     32113JAT2     1,000.00000000     0.00000000        2.61851057        2.61851057  1,000.00000000      AV2       3.625630 %
AV3     32113JAU9     1,000.00000000     0.00000000        2.69073303        2.69073303  1,000.00000000      AV3       3.725630 %
M1      32113JAV7     1,000.00000000     0.00000000        2.74851070        2.74851070  1,000.00000000      M1        3.805630 %
M2      32113JAW5     1,000.00000000     0.00000000        2.77739957        2.77739957  1,000.00000000      M2        3.845630 %
M3      32113JAX3     1,000.00000000     0.00000000        2.79184397        2.79184397  1,000.00000000      M3        3.865630 %
M4      32113JAY1     1,000.00000000     0.00000000        2.87851083        2.87851083  1,000.00000000      M4        3.985630 %
M5      32113JAZ8     1,000.00000000     0.00000000        2.89295463        2.89295463  1,000.00000000      M5        4.005630 %
M6      32113JBA2     1,000.00000000     0.00000000        2.94351048        2.94351048  1,000.00000000      M6        4.075630 %
M7      32113JBB0     1,000.00000000     0.00000000        3.30462222        3.30462222  1,000.00000000      M7        4.575630 %
M8      32113JBC8     1,000.00000000     0.00000000        3.37684405        3.37684405  1,000.00000000      M8        4.675630 %
M9      32113JBD6     1,000.00000000     0.00000000        3.70184444        3.70184444  1,000.00000000      M9        5.125630 %
M10     32113JBE4     1,000.00000000     0.00000000        4.38795533        4.38795533  1,000.00000000      M10       6.075630 %
M11     32113JBF1     1,000.00000000     0.00000000        4.38795556        4.38795556  1,000.00000000      M11       6.075630 %
P       N/A           1,000.00000000     0.00000000   86,051.70000000   86,051.70000000  1,000.00000000      P         0.000000 %
TOTALS                1,000.00000000     0.93109800        2.72924392        3.66034192    999.06890200

C       N/A           1,000.00000000     0.00000000       17.48978310       17.48978310  1,000.00724642      C         0.000000 %
-----------------------------------------------------------------------------------------------------    -------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Belen Bautista
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com


Sec. 7.14                Interest Proceeds                                                  1,836,385.41

Sec. 7.14                Principal Proceeds                                                   545,809.74
                         Scheduled Monthly Payments                                           159,908.79
                         Curtailments                                                           9,642.99
                         Prepayments in Full                                                  346,882.00
                         Loans Repurchased by Seller                                                0.00
                         Substitution Amounts                                                       0.00
                         Net Liquidation Proceeds                                                   0.00

Sec. 7.14                Beginning Capitalized Interest Account Balance                       500,000.00
Sec. 7.14                Capitalized Interest Withdrawl                                       500,000.00
Sec. 7.14                Ending Capitalized Interest Account Balance                                0.00

                         Overcollateralization Amount                                      13,800,027.00
                         Target Overcollateralization Amount                               13,800,000.00
                         Overcollateralization Deficency                                            0.00
                         Monthly Excess Cashflow                                              354,243.11
                         Extra Principal Distribution amount                                        0.00
                         Overcollateralization Release Amount                                      27.00

Sec. 7.14                Current Realized Losses                                                    0.00
                         Cummulative Losses since Cut-Off                                           0.00
                         Cummulative Losses Percentage since Cut-Off                          0.000000 %

Sec. 7.14(xi)            Fees
                         Servicing Fee                                                        225,701.65
                         Trustee Fee                                                            3,749.82

Sec. 7.14(xii)           Mortgage Information
                         Number of Loans Outstanding                                            2,793.00
                         Aggregate Scheduled Balance of Loans                             541,167,527.26
                         Outstanding Prefunding Amount                                     58,286,690.00

                         Additional Pre-Funding Proceeds Paid out this Period                  29,375.96

Sec. 7.14(xiii)(A-D)     Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2              247,661.96                   0.05 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          2              247,661.96                   0.05 %
                                                 Group Totals
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2              247,661.96                   0.05 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                          2              247,661.96                   0.05 %

Sec. 7.14(xiii)(E)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00           0.00%
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00           0.00%


Sec. 7.14(xiii)(F)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00           0.00%
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00           0.00%

Sec. 7.14(xiii)(G)       Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00           0.00%
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00           0.00%

Sec. 7.14(xvi)           Monthly Advances                                                                           0.00

Sec. 7.14                Stepdown Date Has Not Occurred

Sec. 7.14                1-Month LIBOR for Current Distribution Date                                           3.32563 %

Sec. 7.14                Net Wac Rate                                                                          3.51855 %

Sec. 7.14                Prepayment Penalties                                                                   8,605.17

Section 7.14             Class AV1 Basis Risk Shortfall Paid                                                        0.00
                         Class AV1 Basis Risk Shortfall Remaining                                                   0.00

Section 7.14             Class AV2 Basis Risk Shortfall Paid                                                   18,540.00
                         Class AV2 Basis Risk Shortfall Remaining                                                   0.00

Section 7.14             Class AV3 Basis Risk Shortfall Paid                                                    2,291.25
                         Class AV3 Basis Risk Shortfall Remaining                                                   0.00

Section 7.14             Class M1 Basis Risk Shortfall Paid                                                     5,038.29
                         Class M1 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M2 Basis Risk Shortfall Paid                                                     5,456.82
                         Class M2 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M3 Basis Risk Shortfall Paid                                                     3,534.45
                         Class M3 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M4 Basis Risk Shortfall Paid                                                     4,048.04
                         Class M4 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M5 Basis Risk Shortfall Paid                                                     3,799.24
                         Class M5 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M6 Basis Risk Shortfall Paid                                                     4,224.54
                         Class M6 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M7 Basis Risk Shortfall Paid                                                     6,871.03
                         Class M7 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M8 Basis Risk Shortfall Paid                                                     7,019.63
                         Class M8 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M9 Basis Risk Shortfall Paid                                                     9,401.43
                         Class M9 Basis Risk Shortfall Remaining                                                    0.00

Section 7.14             Class M10 Basis Risk Shortfall Paid                                                   27,701.72
                         Class M10 Basis Risk Shortfall Remaining                                                   0.00

Section 7.14             Class M11 Basis Risk Shortfall Paid                                                   14,958.93
                         Class M11 Basis Risk Shortfall Remaining                                                   0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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